SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K

                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event report)  December 14, 1999

Commission File Number     0-12516

Dynamic Healthcare Technologies, Inc.
(Exact name of registrant as specified in its charter)

Florida                               0-12516             59-3389871
(State or other jurisdiction (Commission File Number)    (IRS E.I.N.)
  of Incorporation)

615 Crescent Executive Court, Fifth Floor    Lake Mary, Florida    32746
(Address of principal executive offices)				     (ZIP Code)

(407) 333-5300
(Registrant's telephone, including area code)

None
(Former name of former address, if changed from last report)

This report consists of five (5) pages.

The index to exhibit appears on page four (4)






                                       1





                                   FORM 8-K
                      DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                              December 14, 1999



Item 1.  Changes in Control of Registrant

         None.

Item 2.  Acquisition or Disposition of Assets

         None.

Item 3.  Bankruptcy or Receivership

         None.

Item 4.  Changes in Registrant's Certifying Accounts

         None.

Item 5.  Other Events

         None.

Item 6.  Resignations of Registrant's Directors

         On December 14, 1999, Mr. David M. Pomerance resigned from the Company's Board of Directors for personal reasons.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of Business Acquired.

              None.

         (b)  ProForma Financial Information.

              None.

         (c)  Exhibits

99.1 Press Release of the Company dated December 17, 1999





                                       2







                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                    (Registrant)





Date:  December 17, 1999            /S/MITCHEL J. LASKEY
                                    Mitchel J. Laskey
                                    President, CEO and Treasurer



Date:  December 17, 1999            /S/PAUL S. GLOVER
                                    Paul S. Glover
                                    Vice President of Finance,
                                      CFO and Secretary





                                       3





                                      FORM 8-K

                          DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                  December 14, 1999

                                   INDEX TO EXHIBIT


Description of Exhibit:                                      Page Number

99.1    Press Release of the Company dated December 17, 1999	    5







                                       4







Contact: Dynamic Healthcare Technologies
Mitchel J. Laskey
President and Chief Executive Officer
mlaskey@dht.com

800.832.3020


                  DYNAMIC HEALTHCARE TECHNOLOGIES, INC. ELECTS
               JERRY L. CARSON AS CHAIRMAN OF BOARD OF DIRECTORS

Lake Mary, Florida - December 17, 1999 - Dynamic Healthcare Technologies, Inc., (Nasdaq: DHTI) today announced the election of Jerry L. Carson as Chairman of its Board of Directors. Mr. Carson's election follows the resignation, for personal reasons, of David M. Pomerance.

Mr. Carson has been a member of the Board of Directors of Dynamic Healthcare Technologies since 1993. From 1980 to 1986, Mr. Carson served in the positions of vice president of corporate development and treasurer of Baxter International and was executive vice president and chief financial officer of Playboy Enterprises, Inc. from 1988 to 1990. Since 1990, Mr. Carson has been executive vice president and chief financial officer of Evans Enterprises, a privately held property management and real estate development firm.

Dynamic Healthcare Technologies is a leading provider of mission-critical healthcare information systems for clinical services departments and facilities. The companys product line, DynamicVision, is a suite of image-, voice- and web-enabled systems for anatomic pathology, radiology, laboratory, surgical services and health information management. By making it possible for healthcare professionals to have access to the information they need about a patient anytime and anywhere, Dynamic's information systems contribute to
higher quality and more cost-effective delivery of care.   Dynamic information
systems are installed in more than 600 customer locations across the United States and Canada. The company is headquartered in the greater Orlando area and has a key operational and development center near Boston.

                                      ###

This press release contains forward looking statements that involve a number of risks and uncertainties, including, but not limited to, certain areas beyond the company's control with respect to future business events and other risks detailed from time to time in the company's filings with the Securities and Exchange Commission.




                                       5